EXHIBIT (8)(g)(i)


                                   SCHEDULE B
                   SEPARATE ACCOUNTS AND ASSOCIATED CONTRACTS
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NAME OF SEPARATE ACCOUNT                        CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS          BY SEPARATE ACCOUNT
--------------------------------------          -------------------
Annuity Investors[SERVICEMARK]                  The Commodore Nauticus[REGISTERED]
Variable Account A                              Group Flexible Premium
May 26, 1995                                    Deferred Annuity
                                                G800(95)-3 & C800(95)-3

                                                The Commodore Americus[SERVICEMARK]
                                                Individual Flexible Premium
                                                Deferred Annuity
                                                A800(Q96)-3 & A800(NQ96)-3

NAME OF SEPARATE ACCOUNT                        CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS          BY SEPARATE ACCOUNT
--------------------------------------          -------------------
Annuity Investors[SERVICEMARK]                  The Commodore Navigator
Variable Account B                              Individual Flexible Premium
December 19, 1996                               Deferred Annuity
                                                A801-BD(NQRev.3/97)-3 and
                                                A801-BD(QRev. 3/97)-3

                                                The Commodore Navigator[SERVICEMARK]
                                                Group Flexible Premium
                                                Deferred Annuity
                                                G801-BD(97)-3  and
                                                C801-BD(97)-3

                                                The Commodore Independence[SERVICEMARK]
                                                Individual Flexible Premium
                                                Deferred Annuity
                                                A802 (Q98)-3  and
                                                A802(NQ98)-3

                                                The Commodore Advantage[SERVICEMARK]
                                                Group Flexible Premium
                                                Deferred Annuity
                                                G803-BD(97)-3 and
                                                C803-BD(97)-3

                                                The Commodore Advantage[SERVICEMARK]
                                                Individual Flexible Premium
                                                Deferred Annuity
                                                A803-BD (Q97)-3 and
                                                A803-BD(NQ97)-3
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